UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of Earliest Event Reported)

February 21, 2013

Merchants Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11595	03-0287342
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

275 Kennedy Drive South Burlington, Vermont	(802) 658-3400	05403
(Address of principal executive offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Changes in Registrant’s Certifying Accountant.

On February 21, 2013, the Audit Committee of the Board of Directors of Merchants Bancshares, Inc. (the “Company”) appointed Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

During the years ended December 31, 2012 and December 31, 2011, and the subsequent interim period through February 21, 2013, the Company did not consult Crowe Horwath LLP regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed; (2) the type of audit opinion that might be rendered on the Company’s financial statements, and Crowe Horwath LLP did not provide any written report or oral advice that Crowe Horwath LLP concluded was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue; or (3) any matter that was either the subject of a disagreement or a reportable event.

On February 21, 2013, the Company notified KPMG LLP that it will be dismissed as the Company’s independent registered public accounting firm upon the completion of its audit of the Company’s consolidated financial statements as of and for the year ending December 31, 2012 and the effectiveness of internal control over financial reporting as of December 31, 2012, and the issuance of KPMG LLP’s reports thereon.  The decision to dismiss KPMG LLP was approved by the Company’s Audit Committee. KPMG LLP served as the Company’s independent registered public accounting firm since the year ended December 31, 2004.  The audit report of KPMG LLP on the consolidated financial statements of the Company for the years ended December 31, 2011 and December 31, 2010 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the  years ended December 31, 2012 and December 31, 2011 and the subsequent interim period through February 21, 2013, there were: (1) no disagreements between the Company and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG LLP would have caused them to make reference thereto in their reports on the Company’s financial statements for such years, and (2) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KPMG LLP with a copy of the disclosures in this Form 8-K and has requested that KPMG LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the Company’s statements in this Item 4.01. A copy of the letter dated February 27, 2013 is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01

Exhibits.

Number	Description

16.1	Letter from KPMG LLP

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

By:	/s/ Janet P. Spitler
Name:	Janet P. Spitler
Title:	Chief Financial Officer & Treasurer Principal Accounting Officer

Date: February 27, 2013

EXHIBIT INDEX

Number	Description

16.1	Letter from KPMG LLP